UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 13, 2014

HORIZON MINERALS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-176798	41-2281448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 West Sahara Avenue Suite 105 – 197 Las Vegas, Nevada	89117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (587) 984-2321

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)  Resignation of Independent Registered Public Accounting Firm

On March 13, 2014, Horizon Minerals Corp. (the “Company”) received a notice of resignation from Weinberg & Baer LLC (“Weinberg & Baer”), as the Company’s independent registered public accounting firm.  The Company’s Board of Directors approved the resignation of Weinberg & Baer.

Weinberg & Baer's reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended December 31, 2012 and 2011 and the subsequent interim period up to and including the date of dismissal between the Company and Weinberg & Baer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg & Baer, would have caused them to make reference to the subject matter of the disagreement in connection with Weinberg & Baer's report.

The Company has provided Weinberg & Baer with a copy of this report and has requested in writing that Weinberg & Baer provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.  The Company has received a copy of Weinberg & Baer 's letter and has filed it as an exhibit to this report.

(b)  Appointment of Independent Registered Public Accounting Firm

On March 13, 2014, the Company appointed Dale Matheson Carr-Hilton Labonte LLP("DMCL") as its new independent registered public accounting firm.  The Company’s Board of Directors approved the engagement of DMCL.

The Company did not consult with DMCL during the fiscal years ended December 31, 2012 and 2011 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of Weinberg & Baer LLC (former principal independent accountants).
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON MINERALS CORP.

Date:  March 27, 2014

By:  /s/ Robert Fedun

ROBERT FEDUN

Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer

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